UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2018
____________________________________________________________________________
INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 63rd Ave. N.
Suite 200
Maple Grove, Minnesota 55369
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Inspire Medical Systems, Inc. (the “Company”) will be giving various presentations at the American Academy of Otolaryngology - Head Neck Surgery (“AAO-HNSF”) Annual Meeting and OTO Experience 2018, which is being held from October 7, 2018 through October 10, 2018 in Atlanta, Georgia. A copy of the Company’s press release announcing its participation in this conference and the agenda of key physician presentations is attached hereto as Exhibit 99.1 and incorporated herein by reference.
A copy of the Company’s presentation materials being used at this conference will be available on the Investor Relations page of the Company’s website at https://investors.inspiresleep.com.
The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Inspire Medical Systems, Inc. Press Release, dated October 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	October 2, 2018	By:	/s/ Timothy P. Herbert
Timothy P. Herbert
President and Chief Executive Officer

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